Exhibit 99.1

CSX ANNOUNCES PRELIMINARY VOTING RESULTS FOR
2008 ANNUAL MEETING OF SHAREHOLDERS

Jacksonville, FL – July 16, 2008 – CSX Corporation (NYSE: CSX) today announced that the preliminary report of IVS Associates, Inc. (IVS), the independent inspector of election for CSX’s 2008 annual meeting of shareholders, indicates that Board nominees Donna M. Alvarado, John B. Breaux, Steven T. Halverson, Edward J. Kelly III, John D. McPherson, David M. Ratcliffe, Donald J. Shepard, and Michael J. Ward, and TCI Group nominees Alexandre Behring, Christopher Hohn, Gilbert H. Lamphere and Timothy T. O’Toole are the twelve nominees to the Board who received the most votes cast at the meeting.

In addition, based on the independent inspector’s preliminary review of proxies submitted, CSX shareholders voted to approve ratification of the appointment of Ernst & Young, LLP as CSX’s independent auditors for the 2008 fiscal year as well as the TCI Group’s special meeting and nullification proposals.

The Company noted that the voting results are subject to a customary review and challenge period as well as the outcome of pending litigation between the Company and the TCI Group before the U.S. Court of Appeals for the Second Circuit.

The CSX annual meeting of shareholders was held on June 25, 2008 and has been adjourned until July 25, 2008.

About CSX
CSX Corporation, based in Jacksonville, Fla., is one of the nation's leading transportation companies, providing rail, intermodal and rail-to-truck trainload services. The company's transportation network spans approximately 21,000 miles, with service to 23 eastern states and the District of Columbia, and connects to more than 70 ocean, river and lake ports. More information about CSX Corporation and its subsidiaries is available at the company's web site, www.csx.com.

Forward-looking statements
This information and other statements by the company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management’s plans, strategies and objectives for future operation, and management’s expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “project,” “estimate” and similar expressions. Forward-looking statements speak only as of the date they are made, and the company undertakes no obligation to update or revise any forward-looking statement. If the company does update any forward-looking statement, no inference should be drawn that the company will make additional updates with respect to that statement or any other forward-looking statements.

CSX Corporation, based in Jacksonville, Fla., is a leading transportation company providing rail, intermodal and rail-to-truck transload services. The company’s transportation network spans approximately 21,000 miles with service to 23 eastern states and the District of Columbia, and connects to more than 70 ocean, river and lake ports. More information about CSX Corporation and its subsidiaries is available at the company's web site, www.csx.com.

Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the company’s success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; (iv) the inherent business risks associated with safety and security; and (v) the outcome of claims and litigation involving or affecting the company.

Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the company’s SEC reports, accessible on the SEC’s website at www.sec.gov and the company’s website at www.csx.com.

Contacts:
David Baggs, Investor Relations 904-359-4812	Dan Katcher / Andrew Siegel Joele Frank, Wilkinson Brimmer Katcher 212-355-4449
Garrick Francis, Corporate Communications 904-359-1708

CSX Corporation, based in Jacksonville, Fla., is a leading transportation company providing rail, intermodal and rail-to-truck transload services. The company’s transportation network spans approximately 21,000 miles with service to 23 eastern states and the District of Columbia, and connects to more than 70 ocean, river and lake ports. More information about CSX Corporation and its subsidiaries is available at the company's web site, www.csx.com.